THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Supplement Dated September 10, 2021

to the Prospectus of

Fixed and Variable Deferred Annuity Contracts

Portfolio Director® Plus, Portfolio Director 2, and Portfolio Director dated May 3, 2021

Portfolio Director® Freedom Advisor dated May 3, 2021

Portfolio Director® Plus, For Series 2 dated May 3, 2021

Equity Director dated May 2, 2016

This Supplement updates certain information in the Variable Account Options subsection of the Prospectus.

Effective April 30, 2021, Morgan Stanley Investment Management Company became a sub-sub-adviser to the VALIC Company I International Growth Fund. Accordingly, as it pertains to the International Growth Fund, the Adviser/Sub-Adviser found in the list of Variable Account Options and corresponding Adviser/Sub-Advisers, is deleted and replaced with the information below.

Variable Account Options	Adviser/Sub-Adviser
International Growth Fund	Adviser: VALIC Sub-Adviser: Morgan Stanley Investment Management Inc. Sub-Sub-Adviser: Morgan Stanley Investment Management Company

Effective July 7, 2021, ClearBridge Investments, LLC replaced SunAmerica Asset Management, LLC as a sub-adviser to the VALIC Company I Dividend Value Fund. Accordingly, as it pertains to the Dividend Value Fund, the Adviser/Sub-Adviser found in the list of Variable Account Options and corresponding Adviser/Sub-Advisers, is deleted and replaced with the information below.

Variable Account Options	Adviser/Sub-Adviser
Dividend Value Fund	Adviser: VALIC Sub-Advisers: BlackRock Investment Management, LLC (“BlackRock”) and ClearBridge Investments, LLC

Please keep this Supplement with your Prospectus.